ANNUALIZED RETURNS

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT’s current performance may be lower or higher than the performance quoted.  Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT is internally managed and participants pay only for the actual administrative expenses of operating the HIT. The Barclays Capital Aggregate Bond Index reflects no deductions for expenses and is not available for direct investment.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. A Prospectus containing more complete information may be obtained from the HIT by calling the Marketing Department at 202-331-8055, or by viewing the above-referenced link. The prospectus should be reviewed carefully before investing.

VALUE GROWTH OF $50,000 INVESTED

For Periods Ending May 31
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
Dollars
5-06
5-07
5-08
5-09
5-10
5-11
5-12
5-13
5-14
5-15
5-16
Date

This chart shows the competitive value growth of $50,000 invested in the Trust (minimum initial investment) and its benchmark (theoretical values) over the course of ten years, assuming the reinvestment of all distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

NET ASSET GROWTH

•	The graph above depicts the growth of Trust assets. Asset growth of the Trust has several components, including portfolio performance (primarily interest income on investments less the expenses of the Trust), capital gains and losses, and inflows of new capital less redemptions.
•	The Trust’s income less operating expenses is distributed monthly to Participants. Participants choose to automatically reinvest approximately 91% of distributions.

The performance data provided represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

PORTFOLIO ALLOCATION

•	Chart based on value of total investments and includes unfunded commitments.
•	Multifamily Construction Mortgage-Backed Securities and Other Construction Mortgage Investments: The Trust invests in fixed-income securities that finance the construction of multifamily properties, including U.S. government/GSE guaranteed MBS, state housing finance agency investments, and direct loans. Construction related investments generally have credit enhancements from FHA, Ginnie Mae (GNMA), a state housing agency, or a letter of credit or repurchase guarantee from an entity rated "A" or better by Standard and Poor's. These securities generally fund over 12-24 months and, upon completion of construction, a permanent security is issued. These securities typically generate yields above U.S. Treasury investments with comparable average lives and generally have significant prepayment protections.
•	Multifamily Permanent Mortgage-Backed Securities and Other Permanent Mortgage Investments: The Trust holds investments that are backed by permanent loans for multifamily properties, including U.S. government/GSE guaranteed MBS, state housing finance agency investments, and direct loans. This category generally contains investments that are credit enhanced by FHA, GNMA, Fannie Mae, Freddie Mac or a state housing agency and typically generate yield spreads above U.S. Treasury investments with comparable average lives. Additionally, multifamily mortgage-backed investments generally have significant prepayment protections.
•	Single Family Mortgage-Backed Securities: The Trust invests in securities that pool individual mortgages from single family homes. The interest and principal cash flows are passed through to the investor of the MBS net of any guarantee or servicing fees. These Fannie Mae, GNMA, or Freddie Mac credit enhanced investments typically generate yield spreads above U.S. Treasury bonds. There is no prepayment protection on these securities, meaning payments could be more than the scheduled amount.